Exhibit 10.02

       AMENDMENT TO LACLEDE GAS COMPANY TRUST AGREEMENT

    This is an amendment to the Laclede Gas Company Trust Agreement dated as of December 7, 1989, between Boatmen's Trust Company ("Boatmen's") and Laclede Gas Company ("Company") relative to the payment of benefits under certain incentive and deferred compensation plans for the benefit of several of its present and future directors and executives (such Trust Agreement as previously amended being herein referred to as the "Trust Agreement").

    WHEREAS, Boatmen's is currently serving as the Trustee under the Trust Agreement; and

    WHEREAS, Boatmen's is ceasing to offer trust services of this type, and, accordingly, has decided not to continue, beyond the Effective Date (as defined in Section 1 below), to serve as Trustee under the Trust Agreement; and

    WHEREAS, the Company desires to name Mercantile Bank National Association ("Mercantile") as successor trustee under the Trust Agreement, as evidenced by the Company's Board of Directors' resolutions attached as Exhibit A hereto, such succession by Mercantile to be effective on the Effective Date (as defined in Section 1 below).

    NOW, THEREFORE, the Company, Boatmen's and Mercantile, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

    Section 1. Effective as of the opening of business on January 15, 1998 (herein called the "Effective Date"), Boatmen's hereby resigns as the Trustee under the Trust Agreement and, simultaneously, as of such Effective Date, Boatmen's hereby assigns, vests and confirms in Mercantile: (i) all right, title and interest as Trustee under the Trust Agreement in, and with respect to, the "Trust Fund" (as that term is used in the Trust Agreement); and
(ii) all rights, powers, trusts, duties and obligations of the Trustee under the Trust Agreement. Without limiting the generality of the foregoing, the parties agree that Boatmen's will pay over, assign and deliver the Trust Fund held under the Trust Agreement to Mercantile on the Effective Date, and Boatmen's shall deliver to the Company and each Trust Beneficiary (as that term is defined in the Trust Agreement) a written account as provided for in Section 6 of the Trust Agreement.

     Section 2. Mercantile hereby represents and warrants that it is now, and will remain, fully qualified to serve as Trustee under the Trust Agreement. Effective on the Effective Date, Mercantile hereby accepts, and agrees to perform, all of the rights, powers, trusts, duties and obligations as Trustee under, and in accordance with, the terms of the Trust Agreement.

    Section 3. In order to facilitate the assignment, vesting and confirmation on the Effective Date in Mercantile of: (i) all right, title and interest of Boatmen's as Trustee under the Trust Agreement in, and with respect to, the Fund; and (ii) all rights, powers, trusts, duties and obligations of the Trustee under the Trust Agreement; Boatmen's agrees that Boatmen's shall, by the Effective Date, complete those items listed on Exhibit B hereto ("Boatmen's
Action Items").   In order to facilitate Mercantile's acceptance and agreement to perform all of the rights, powers, trusts, duties and obligations as Trustee, as hereinbefore provided,

                                 Page 29

Mercantile agrees that Mercantile shall, by the Effective Date, complete those items listed on Exhibit C hereto ("Mercantile's Action Items"). In order to further facilitate the completion of Mercantile's Action Items and Boatmen's Action Items by the Effective Date, the Company agrees that the Company shall, by the Effective Date, complete those items listed on Exhibit D hereto.

    Section 4. Notices, requests, instructions and other writings shall be delivered to the Company at 720 Olive Street, St. Louis, Missouri 63101,
Attention: James A. Fallert, or mailed postage prepaid, or sent by facsimile, to Mr. Fallert's attention, or to such other address or designee as the Company may from time to time designate in writing; and upon receipt thereof by the Company, such notice, request, instruction or other writing shall be deemed to have been properly delivered or given to the Company. Notices, requests, instructions and other writings shall be delivered, mailed postage prepaid, or sent by facsimile to Mercantile and Boatmen's respectively as follows, and shall be deemed to have been properly delivered or given upon receipt thereof:

    If to Mercantile:
          Mercantile Bank National Association
          P. O. Box 387, Tram 16-2
          St. Louis, MO  63166
          Attention: Marcus Hendershot.


    If to Boatmen's:
          Boatmen's Trust Company
          P. O. Box 14737
          St. Louis, MO  63178-4737
          Attention: John M. Bascio.

    5. Except as expressly amended hereby, the Trust Agreement is hereby ratified, confirmed and approved.

    6. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Missouri.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Laclede Gas Company Trust Agreement to be executed by their respective officers thereunto duly authorized, and their corporate seals to be hereunto affixed and attested as of the day and year first above written.

                                        LACLEDE GAS COMPANY


                                        By: ___________________________
Attest:                                 Name: _________________________
                                        Title: ________________________
___________________________
Secretary


                                        BOATMEN'S TRUST COMPANY,

                                        By: ___________________________
Attest:                                 Name: _________________________
                                        Title: ________________________
___________________________
Secretary


                                 Page 30

                                        MERCANTILE BANK NATIONAL ASSOCIATION


                                        By: ___________________________
Attest:                                 Name: _________________________
                                        Title: ________________________
___________________________
Secretary



















































                                 Page 31

                          EXHIBIT A
           RESOLUTIONS REGARDING APPOINTMENT OF NEW
                  TRUSTEE IN CONNECTION WITH
                   VARIOUS PLANS AND TRUSTS

    WHEREAS, Boatmen's Trust Company is currently serving as trustee under each of the trust agreements listed in Part 1, Part 2 and Part 3 of Exhibit A; and

    WHEREAS, Boatmen's Trust Company has decided not to continue to serve as trustee under any of such trust agreements, and as a result, this Corporation must appoint one or more entities to serve as trustee under each of such trust agreements (and/or new replacement trust agreements) and amend the accompanying plans, as, and to the extent, appropriate to effectuate such change of trustee thereunder; and

    WHEREAS, this Corporation desires to arrange for American Express Trust Company ("American Express") to serve, and American Express has expressed its desire to serve, as trustee under each of the trust agreements listed, and the accompanying defined contribution plans referenced, in Part 1 of Exhibit A attached hereto and incorporated herein by reference (and/or new trust agreements to replace those listed in Part 1 of Exhibit A); and

    WHEREAS, this Corporation desires to arrange for Mercantile Bank National Association ("Mercantile") to serve, and Mercantile has expressed its desire to serve, as trustee under: (1) each of the trust agreements listed, and the accompanying defined benefit retirement plans referenced, in Part 2 of Exhibit A (and/or new trust agreements to replace those listed in Part 2 of Exhibit A); and (2) each of the trust agreements listed in Part 3 of Exhibit A (and/or new trust agreements to replace those listed in Part 3 of Exhibit A); and

    WHEREAS, the Investment Review Committee of the Board of Directors of this Corporation has recommended that this Corporation arrange for Mercantile to be appointed to serve as trustee under each of the trust agreements listed, and accompanying defined benefit retirement plans referenced, in Part 2 of Exhibit A (and/or new trust agreements to replace those listed in Part 2 of Exhibit A).

    NOW, THEREFORE, BE IT RESOLVED, that the Chairman of the Board, the President or the Senior Vice President-Finance, acting separately (without the need for any countersignature) be, and each of them is, hereby authorized to execute and deliver, on behalf of this Corporation, without the necessity for any further action by the Board of Directors: (1) such agreements with American Express on such terms and conditions as any such officer may deem necessary or desirable in connection with the appointment of American Express to serve as trustee under each of the trust agreements listed in Part 1 of Exhibit A (and/or new trust agreements to replace those listed in Part 1 of Exhibit A); and (2) such amendments to the defined contribution plans referenced in Part 1 of Exhibit A as any such officer may deem necessary or desirable in connection with the appointment of American Express as said trustee; and

    BE IT FURTHER RESOLVED, that the Chairman of the Board, the President or the Senior Vice President-Finance, acting separately (without the need for any countersignature) be, and each of them is, hereby authorized to execute and deliver, on behalf of this Corporation, without the necessity for any further action by the Board of Directors: (1) such agreements with Mercantile on such terms and conditions as any such officer may deem necessary or desirable in connection with the appointment of Mercantile to

                                 Page 32
serve as trustee under each of the trust agreements listed in Part 2 of Exhibit A (and/or new trust agreements to replace those listed in Part 2 of Exhibit A); and (2) such amendments to the defined benefit retirement plans referenced in Part 2 of Exhibit A as any such officer may deem necessary or desirable in connection with the appointment of Mercantile as said trustee; and

    BE IT FURTHER RESOLVED, that the Chairman of the Board, the President or the Senior Vice President-Finance, acting separately (without the need for any countersignature) be, and each of them is, hereby authorized to execute and deliver, on behalf of this Corporation, without the necessity for any further action by the Board of Directors, such agreements with Mercantile on such terms and conditions as any such officer may deem necessary or desirable in connection with the appointment of Mercantile to serve as trustee under each of the trust agreements listed in Part 3 of Exhibit A (and/or new trust agreements to replace those listed in Part 3 of Exhibit A); and

    BE IT FURTHER RESOLVED, that the Chairman of the Board, the President, the Corporate Secretary, the Senior Vice President-Finance, or any other Vice President or other appropriate officer, of this Corporation, acting separately (without the need for any countersignature) be, and each of them is, hereby authorized to execute and deliver, on behalf of this Corporation, without the necessity for any further action by the Board of Directors, such further agreements with American Express and/or Mercantile and others on such terms and conditions as any such officer shall in his or her discretion approve, and/or such other documents, instruments, and papers as any such officer may deem necessary or desirable in connection with the full effectuation and/or implementation of the intention of any or all of the foregoing resolutions; and

    BE IT FURTHER RESOLVED, that the existence of the signature of any appropriate officer of this Corporation on any agreement, document, instrument and/or paper shall be evidence of the fact that said officer deemed such agreement, document, instrument and/or paper to be necessary or desirable, and that he or she approved of the terms and conditions contained in such agreement, document, instrument and/or paper; and

    BE IT FURTHER RESOLVED, that any officer of this Corporation is hereby separately authorized to perform such other acts, on behalf of this Corporation, without the necessity for any further action by the Board of Directors, as may be necessary or appropriate to effectuate and/or implement fully the intention of any or all of the foregoing resolutions, including, but not limited to, the attestation by the Secretary or any Assistant Secretary of this Corporation of any agreement, document, instrument and/or paper referred to in the above resolutions, and the affixing of the corporate seal by such Secretary or Assistant Secretary to any such agreement, document, instrument and/or paper.













                                 Page 33

                          EXHIBIT A

Part 1

1. Trust Agreement dated June 26, 1986 between Laclede Gas Company and The Boatmen's National Bank of St. Louis, as amended, relating to The Laclede Gas Company Wage Deferral Savings Plan *

2. Trust Agreement dated May 24, 1984 between Laclede Gas Company and The Boatmen's National Bank of St. Louis, as amended, relating to The Laclede Gas Company Salary Deferral Savings Plan

3. Missouri Natural Gas Company Savings Plan Trust dated November 1, 1967 between Missouri Natural Gas Company and St. Louis Union Trust Company, as amended, relating the Missouri Natural Gas Company Savings Plan

4. Trust Agreement dated July 27, 1989 between Laclede Gas Company and Boatmen's Trust Company, as amended, relating to the Missouri Natural Gas Division of Laclede Gas Company Dual Savings Plan


Part 2

1. Trust Agreement dated February 26, 1982 between Laclede Gas Company and Centerre Trust Company of St. Louis, as amended, relating to the Employees' Retirement Plan of Laclede Gas Company - Management Employees and the Employees' Retirement Plan of Laclede Gas Company -Contract Employees

2. Trust Agreement dated as of January 1, 1973 between Laclede Gas Company d/b/a Missouri Natural Gas Company and The Boatmen's National Bank of St. Louis, as amended, relating to the Missouri Natural Gas Company Retirement Income Plan


Part 3

1. Trust Agreement dated as of December 7, 1989 between Laclede Gas Company and Boatmen's Trust Company, as amended

2. Trust Agreement dated as of September 4, 1990 between Laclede Gas Company and Boatmen's Trust Company, as amended

3. Trust Under Certain Laclede Gas Company Benefit Plans dated November 18, 1994 between Laclede Gas Company and Boatmen's Trust Company, as amended

4. Laclede Gas Company Benefit Plan Trust/VEBA for Certain Non-Union Employees dated November 18, 1994 between Laclede Gas Company and Boatmen's Trust Company, as amended

5. Laclede Gas Company Benefit Plan Trust/VEBA for Contract (Union) Employees dated November 18, 1994 between Laclede Gas Company and Boatmen's Trust Company





* All references in this Exhibit A to any Plan shall be deemed to relate to the then current version of such Plan, as then amended

                                 Page 34

                          EXHIBIT B
           Action Items of Boatmen's Trust Company

- Provide asset list for each Laclede Gas Company account to be transferred to Mercantile and update the asset list immediately prior to transfer of assets.

- Review trades and activity occurring at time of transfer to ensure proper settlement.

-   On Effective Date, transfer assets to Mercantile.

-   Produce final accounting as of the Effective Date.














































                                 Page 35

                          EXHIBIT C
    Action Items of Mercantile Bank National Association

- Open accounts on SEI System that match up to accounts being transferred from Boatmen's.

- Instruct Boatmen's on how to transfer different asset types to Mercantile.

- For transaction statements/asset review statements/ audited financial report with accruals, determine with Laclede:
    Information/schedules required
    Frequency of reports
    Individuals to receive reports

-   Establish with Laclede cycle to produce fee invoices.

- Receive assets and book them into appropriate SEI accounts; reconcile accounts with previous day's asset list from Boatmen's and make any needed adjustments or corrections.

- At the end of the first month after the Effective Date, run monthly reports and review and discuss them with Laclede; make any needed changes to the reporting package.





































                                 Page 36

                          EXHIBIT D
             Action Items of Laclede Gas Company

    Deliver a list of authorized signatories to Mercantile for each trust

    Deliver a list of trust beneficiaries and their approximate level of benefits under the Plan as of the Effective Date to Mercantile



















































                                 Page 37